Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 | 1

2. AMENDMENT/MODIFICATION NO. 035	3. EFFECTIVE DATE 06/29/2015	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Effective June 29, 2015, the following will be incorporated into the ACN-13-FX contract:

a) Attachment 10 has been updated [*]

b) Attachment 17 has been updated to include new Handling Type F – Ad Hoc Truck Pieces and

X – Unknown Handling Unit / Container Type

The updated versions of each are attached to this modification.

Sub Rept Req’d; Y Carrier Code; FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 12/01/2014 to 09/30/2020

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 9-14-2015	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 9/15/15

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10 - Pricing	6/29/2015

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 17: Handling Unit Types

June 29, 2015

Attachment 17

Handling Types

June 29, 2015

The following list defines Handling Types as referenced in the contract and preceding attachments.

Handling Type	Handling Type Description
A	Lives Handling Unit
B	Bypass Container
C	Mixed Container
D	Mixed Handling Unit
E	Trucked Handling Unit
F G	Ad Hoc Truck Handling Unit Bypass Handling Unit
H	Partial Container
I	Night Handling Unit
J	Night Mixed Container
K	Night Lives Handling Unit
L	LIV parent tag associated with loose tendered live handling units and Truck Parent tag from one of the planned USPS trucking markets
M	HUP Handling Unit
X	Unknown